UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2016, Orexigen Therapeutics, Inc.’s (the “Company”) Amended and Restated 2007 Equity Incentive Award Plan (as amended and restated, the “Plan”) was amended and restated to, among other things, (i) increase in the number of shares of common stock that may be issued under the Plan for a total number of shares of common stock reserved for issuance under the Plan of 10,300,000 shares (after giving effect to the Reverse Stock Split (defined in Item 5.03 below)), (ii) eliminate the “evergreen” provision in the Plan, (iii) prohibit repricing of option and stock appreciation right awards without stockholder approval (other than for certain equitable adjustments), (iv) place annual limitations on awards to independent directors, (v) include double-trigger vesting acceleration in specified circumstances, (vi) provide for the recoupment of awards granted under the Plan in certain circumstances, (vii) expand the performance criteria that the Company may use to establish performance goals in connection with future performance-based awards and modify the annual per-participant limits on such awards for purposes of Section 162(m) of the Internal Revenue Code, (viii) extend the term of the Plan to April 20, 2026, and (ix) make other clarifying changes for ease of administration and conformity with applicable law. The foregoing description of the Plan, as amended and restated, does not purport to be complete and is qualified in its entirety by reference to the Plan, which was filed as Appendix A to the Company’s proxy statement on Schedule 14A filed on May 27, 2016 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 8, 2016, the Company filed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Orexigen Therapeutics, Inc. (the “Amendment”) to effect a one-for-ten reverse stock split of its outstanding common stock (the “Reverse Stock Split”), with the Secretary of State of the State of Delaware, effective as of 11:59 p.m. Eastern time on Monday, July 11, 2016. Two alternate amendments to the Company’s Amended and Restated Certificate of Incorporation were approved by the Company’s stockholders at its Annual Meeting of Stockholders held on July 8, 2016 (as more fully described in the disclosure for Item 5.07 below), including the Amendment. The Company will not file the alternate certificate of amendment to the Company’s amended and restated certificate of incorporation that was approved by the stockholders at such meeting.

The Amendment provides that at the effective time of the Reverse Stock Split, every ten shares of the Company’s issued and outstanding common stock will be automatically converted into one issued and outstanding share of common stock, without any change in par value per share. The Reverse Stock Split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Reverse Stock Split, as well as the number of shares of common stock available for issuance under the Company’s equity incentive plans. In addition, the Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon the conversion of notes and the exercise of stock options or warrants outstanding immediately prior to the effectiveness of the Reverse Stock Split. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof.

The Company’s common stock will trade on the Nasdaq Global Market on a split-adjusted basis when the market opens on Tuesday, July 12, 2016. The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 686164 302.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on July 8, 2016. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the numbers of broker non-votes with respect to each matter, as applicable.

1.	To elect the following three nominees to the board of directors for a three-year term to expire at the 2019 annual meeting of stockholders:

Nominee	Shares Voted For	Voting Authority Withheld	Broker Non-Votes
Brian H. Dovey	68,487,101	2,734,838	50,580,020
David J. Endicott	70,382,096	839,843	50,580,020
Lota S. Zoth	70,125,843	1,096,096	50,580,020

In accordance with the above results, each nominee was elected to serve as a director.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
118,739,693	2,610,269	451,997	—

In accordance with the above results, the appointment of Ernst & Young LLP was ratified.

3.	To approve the Company’s amended and restated 2007 Equity Incentive Award Plan:

For	Against	Abstain	Broker Non-Votes
57,234,532	13,725,998	261,409	50,580,020

In accordance with the above results, the Company’s amended and restated 2007 Equity Incentive Award Plan was approved.

4.	To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended, to effect a reverse stock split:

For	Against	Abstain	Broker Non-Votes
110,359,146	11,110,881	331,932	—

In accordance with the above results, the amendment to the Company’s amended and restated certificate of incorporation, as amended, to effect a reverse stock split was approved.

5.	To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock:

For	Against	Abstain	Broker Non-Votes
104,267,652	15,687,985	1,846,322	—

In accordance with the above results, the amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the Company’s authorized shares of common stock was approved.

6.	To approve the issuance of the Company’s common stock upon the conversion of 0% Convertible Senior Secured Notes Due 2020 and warrants to purchase common stock:

For	Against	Abstain	Broker Non-Votes
67,180,373	3,814,996	226,570	50,580,020

In accordance with the above results, the issuance of the Company’s common stock upon the conversion of 0% Convertible Senior Secured Notes Due 2020 and warrants to purchase common stock was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Orexigen Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2016	OREXIGEN THERAPEUTICS, INC.

/s/ Michael Narachi
	By:	Michael Narachi
	Title:	Chief Executive Officer